Exhibit 77Q1(a) to ACSAA 05.31.2008 NSAR


     1. Articles Supplementary of American Century Strategic Asset Allocations, Inc., dated November 27, 2007 (filed electronically as Exhibit (a) (22) to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on March 28, 2008, File No. 33-79482 and incorporated herein by reference).